================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 3, 2000

                      TELTRAN INTERNATIONAL GROUP, LTD.
--------------------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)

      Delaware                     0-25641                 11-3172507
    ---------------           ---------------------       -------------------
    (State or Other           (Commission File No.)       (IRS Employer
    Jurisdiction of                                       Identification No.)
    Incorporation)

One Penn Plaza, Suite 4632, New York, New York                        10119
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (212) 643-1283
                                                    --------------

================================================================================

Item 7 of the current report on Form 8-K, filed August 16, 1999 is hereby amended to read in its entirety as follows:

       Item 7.     Financial Statements, Pro-Forma Information and Exhibits

              (a)  Financial Statements of Business Acquired
                   -----------------------------------------


               (i)  Auditors Report

               (ii) Profit and Loss Account for the Period 24 August 1998 to 31
                    December 1999

              (iii) Statement of Total Recognised Gains and Losses for the
                    Period 24 August 1998 to 31 December 1999

               (iv) Balance Sheet at 31 December 1999

               (v)  Notes to the Financial Statements

               (vi) Trading and Profit and Loss Account for the Period 24 August
                    1998 to 31 December 1999



               (b)  Pro Forma Financial Information
                    -------------------------------

               (i)  Unaudited pro forma combined financial statements

               (ii) Unaudited pro forma combined balance sheet at September 30,
                    1999

              (iii) Unaudited pro forma combined statement of operations for the nine months ended September 30, 1999

               (iv) Notes to unaudited pro forma combined financial statements


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2000
                                            TELTRAN INTERNATIONAL GROUP, LTD
                                                     (Registrant)

                                            By: /s/ Byron Lerner
                                               ------------------------------
                                                    Byron Lerner, President

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements are based on the consolidated financial statements of Teltran International Group, Ltd. And Subsidiaries and Internet Protocols Limited, combined and adjusted to give effect to the acquisition.

The following unaudited pro forma combined statement of operations for Teltran International Group, Ltd And Subsidiaries consists of actual operating results for the nine months ended September 30, 1999 for Teltran and year ended December 31, 1999 for Internet Protocols Limited and gives effect to the acquisition as if it had occurred at the beginning of the period.

The following unaudited pro forma combined balance sheet at September 30, 1999 gives effect to the acquisition as if it had occurred on such date and was prepared based upon the consolidated balance sheet of Teltran International Group Ltd. and Subsidiaries as of September 30, 1999 and Internet Protocols Limited as of December 31, 1999.

The unaudited pro forma combined financial statements are not necessarily indicative of the results of operations or financial position of the combined company that would have occurred had the acquisition occurred at the beginning of the period presented or on the date indicated, nor are they necessarily indicative of future operating results or financial position.

The unaudited pro forma adjustments are based upon information and assumptions included in the notes to the unaudited pro forma combined financial statements. Teltran International Group and Internet Protocols Limited believe the pro forma assumptions are reasonable under the circumstances.

               TELTRAN INTERNATIONAL GROUP, LTD. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                            As of September 30, 1999




                                                                          Internet Protocols Limited
                                                                          --------------------------
                                                                             At December 31, 1999
                                                                             --------------------
                                                       Teltran        Pounds            U. S. $        Adjustments       Combined
                                                       -------        ------            -------        -----------       --------

Current Assets:
       Cash                                           $   498,048     313,165      $    507,734     $        -         $ 1,005,782
       Accounts receivable                              1,715,707   1,425,734         2,311,543         982,391   (4)    1,929,171
                                                                                                     (3,080,470)  (5)

       Prepaid expenses                                   163,350                           -                               163,350
       Loans and exchanges                                 29,200                           -                                29,200
                                                      -----------   ----------      -----------     -------------      ------------
                Total current assets                    2,406,305    1,738,899        2,819,277      (2,098,079)          3,127,503
                                                      -----------   ----------      -----------     -------------      ------------

Fixed Assets:
       Machinery & Equipment, net of
         accumulated depreciation                          29,138      563,493          913,591                             942,729
                                                      -----------   ----------      -----------     -------------      ------------
Other Assets:
       Goodwill - net of amortization                     222,166                            -       15,259,869   (3)       222,166
                                                                                                    (15,259,869)  (6)
       Investment                                       6,000,000                                     3,080,470   (1)     6,000,000
                                                                                                     15,153,479   (2)
                                                                                                    (15,259,869)  (3)
                                                                                                     (2,974,080)  (6)

       Organization expense - net of amortization              23                            -                                   23
                                                      -----------   ----------      -----------     -------------      ------------
                Total other assets                      6,222,189           -                -                 -          6,222,189
                                                      -----------   ----------      -----------     -------------      ------------
                Total assets                           $8,657,632    2,302,392      $ 3,732,868     $ (2,098,079)      $ 10,292,421
                                                      ===========   ==========      ===========     =============      ============



                                                                          LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
       Loan payable                                   $   50,000                   $       -        $       -          $     50,000
       Accounts payable, accrued expenses and
          taxes payable                                  574,078       453,104         734,618          982,391   (4)     2,291,087
       Due to Internet Protocol                                                            -          3,080,470   (1)            -
                                                                                                     (3,080,470)  (5)

       Corporation taxes payable                             100                           -                                    100
                                                      -----------   ----------      -----------     -------------      ------------
                Total current liabilities                624,178       453,104         734,618          982,391           2,341,187
                                                      -----------   ----------      -----------     -------------      ------------
Long-Term Liabilities:
       Long - term debt                                                 14,908          24,170                               24,170
       Loans payable - stockholders'                       1,245                           -                                  1,245
                                                      -----------   ----------      -----------     -------------      ------------
                Total long-term liabilities                1,245        14,908          24,170               -               25,415
                                                      -----------   ----------      -----------     -------------      ------------

                Total liabilities                        625,423       468,012         758,788          982,391           2,366,602
                                                      -----------   ----------      -----------     -------------      ------------
Commitments and Contingencies
Stockholders' Equity:

       Preferred stock, $.001 par value per
                share, 5,000,000 shares
                authorized and -0- issued and
                outstanding
       Common stock, $.001 par value per share,
                50,000,000 shares authorized and
                13,371,283 issued and outstanding         13,371         1,213           1,967            1,565  (2)         14,936
                                                                                                         (1,967) (6)

       Additional paid in capital in excess
                of par value                          22,484,841     3,165,188       5,131,719       15,151,914  (2)     24,536,492
                                                                                                     (5,131,719) (6)
                                                                                                    (13,100,263) (6)

       Deficit                                       (14,466,003)  (1,332,021)      (2,159,606)                         (16,625,609)
                                                      -----------   ----------      -----------     -------------      ------------
                Total stockholders' equity             8,032,209    1,834,380        2,974,080       (3,080,470)          7,925,819
                                                      -----------   ----------      -----------     -------------      ------------

                Total liabilities and
                   stockholders' equity               $8,657,632    2,302,392      $ 3,732,868      $(2,098,079)       $  10,292,421
                                                      ===========   ==========      ===========     =============      =============


See accompanying notes to unaudited pro forma combined financial statements

               TELTRAN INTERNATIONAL GROUP, LTD. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                  For the nine months ended September 30, 1999


                                                     Internet Protocols Limited
                                                    ----------------------------
                                                        At December 31, 1999
                                                    ----------------------------

                                  Teltran              Pounds       U. S. $           Adjustments           Combined
                                 -------------      -----------   ------------      ---------------   ---------------
Revenues:
        Sales                        $2,807,749         18,115      $ 29,370                $ -        $ 2,837,119
        Miscellaneous                     8,159                            -                                 8,159
                                 -------------      -----------   ------------      ---------------   ---------------
                                      2,815,908         18,115        29,370                  -          2,845,278
Cost of Sales:
        Purchases                     1,420,009         84,122       136,387                             1,556,396
                                 -------------      -----------   ------------      ---------------   ---------------
Gross profit (loss)                   1,395,899        (66,007)     (107,017)                 -          1,288,882
                                 -------------      -----------   ------------      ---------------   ---------------

Expenses:
        Salaries                       545,746           5,834         9,459                  -            555,205
        Professional fees              227,746          30,501        49,451                  -            277,197
        Fees - other                    70,039         267,584       433,834                  -            503,873
        Payroll taxes                   18,102             624         1,012                  -             19,114
        Leasing expense                  8,397               -             -                  -              8,397
        Travel                          86,013          15,735        25,511                  -            111,524
        Insurance                       27,886           1,820         2,951                  -             30,837
        Rent                           102,049          22,952        37,212                  -            139,261
        Office expense                  21,861          13,509        21,902                  -             43,763
        Miscellaneous                   12,538           9,600        15,564                                28,102
        Maintenance costs                    -           9,684        15,701                                15,701
        Depreciation                         -         548,910       889,948                               889,948
        Registration fees               12,469               -             -                                12,469
        Business development             2,923           3,099         5,024                                 7,947
        Telephone                       52,724          14,010        22,714                  -             75,438
        Contributions                    1,450               -             -                  -              1,450
        Advertising                      6,505          46,954        76,127                                82,632
        Amortization expense             2,302               -             -                                 2,302
                                 -------------      -----------   ------------      ---------------   ---------------
            Total expenses           1,198,750         990,816     1,606,410                  -          2,805,160
                                 -------------      -----------   ------------      ---------------   ---------------
Income (loss) from operations          197,149      (1,056,823)   (1,713,427)                 -         (1,516,278)

            Interest expense            36,753           2,895         4,694                  -             41,447
                                 -------------      -----------   ------------      ---------------   ---------------
Income (loss) before provision
            for income taxes           160,396      (1,059,718)   (1,718,121)                 -         (1,557,725)

Provision for income taxes               2,473               -             -                  -              2,473
                                 -------------      -----------   ------------      ---------------   ---------------
Net income (loss)                    $ 157,923      (1,059,718)  $(1,718,121)               $ -       $ (1,560,198)
                                 =============      ===========   ============      ===============   ===============




See accompanying notes to unaudited pro forma combined financial statements

                          NOTES TO UNAUDITED PRO FORMA

                          COMBINED FINANCIAL STATEMENTS

The unaudited pro forma combined statement of operations for Teltran International Group, Ltd And Subsidiaries consists of actual operating results for the nine months ended September 30, 1999 for Teltran and year ended December 31, 1999 for Internet Protocols Limited. The nine month pro forma combined statement of operations includes the actual operating results for Teltran for that period and the year ended (April 28, 1999 to December 31, 1999) December 31, 1999 for Internet Protocols Limited. Internet Protocols Limited was acquired on December 18, 1999 and its business began on April 28, 1999. Prior to April 28, 1999 and from inception, August 24, 1998, Internet Protocols Limited was in the development stage and was not active. Usually, pro forma information includes the prior year end statement of operations.

On December 18, 1999 Teltran issued 1,565,442 shares of its common stock and was required to transfer 1,900,000 British pounds to acquire 100% of Internet Protocols Limited.

The purchase price was determined as follows:
     1,565,442 common shares @ $ 9.68 per share (fair market value on the date of issuance)= $ 15,153,479
     (pound)1,900,000 @ $1.6213 (average exchange rate at December 31, 1999) = $ 3,080,470

The purchase price was allocated as follows:
      In U. S. Dollars
            Current assets    $     2,819,277
            Fixed assets - net        913,591
            Total liabilities        (758,788)
                              ------------------
                  Net assets        2,974,080
            Purchase price         18,233,949
                              ------------------
            Goodwill          $    15,259,869
                              ==================

  PRO FORMA ADJUSTMENTS:
(1) To record(pound)1,900,000 @ $1.6213
(2) To record 1,565,442 shares of common stock issued @ $ 9.68 per share
(3) To segregate goodwill from the investment
(4) To give effect to balance previously transferred and recorded on IPL books
(5) To eliminate intercompany balance
(6) To eliminate the investment in IPL

                           Internet Protocols Limited

                      Contents of the Financial Statements
                for the Period 24 August 1998 to 31 December 1999

                                                                   Page

          Company Information                                       1

          Report of the Directors                                   2

          Report of the Auditors                                    4

          Profit and Loss Account                                   5

          Statement of Total Recognised

          Gains and Losses                                          6

          Balance Sheet                                             7

          Notes to the Financial Statements                         8

          Trading and Profit and Loss Account                      12

                                  REGISTERED NUMBER: 3620773 (England and Wales)






                           Internet Protocols Limited





                           Report of the Directors and



     Financial Statements for the Period 24 August 1998 to 31 December 1999










                                  Orr Shotliff
                              Chartered Accountants
                               Registered Auditor
                                  Stuart House
                               55 Catherine Place
                                     London
                                    SW1E 6DY

                           Internet Protocols Limited

                               Company Information
                for the Period 24 August 1998 to 31 December 1999



                     DIRECTORS:                    N J V Le Seelleur
                                                   J Tubbs
                                                   B Lerner

                     SECRETARY:                    N J V Le Seelleur



                     REGISTERED OFFICE:            31 High Street
                                                   Cobham
                                                   Surrey
                                                   KT11 3DP

                     REGISTERED NUMBER:            3620773 (England and Wales)



                     AUDITORS:                     Orr Shotliff
                                                   Chartered Accountants
                                                   Registered Auditor
                                                   Stuart House
                                                   55 Catherine Place
                                                   London
                                                   SW1E 6DY



                     BANKERS:                      Barclays Bank Plc

                                                   131 Edgeware Road
                                                   London
                                                   W2 2HT

                           Internet Protocols Limited

                             Report of the Directors
                for the Period 24 August 1998 to 31 December 1999

           The directors present their report with the financial statements of the company for the period 24 August 1998 to 31 December 1999.

           INCORPORATION
           The company was incorporated on 24 August 1998 and commenced trading on 28 April 1999.

           PRINCIPAL ACTIVITY
           The principal activity of the company in the period under review was that of providing products and services to Internet Service Providers.

           DIVIDENDS
           No dividends will be distributed for the period ended 31 December
           1999.

           DIRECTORS
           The directors during the period under review were:

           K Drury                                    - appointed 24.8.98
                                                      - resigned 25.8.99
           N J V Le Seelleur                          - appointed 24.8.98
           J Muschette                                - appointed 24.8.98
                                                      - resigned 18.12.99
           S A Saad                                   - appointed 24.8.98
                                                      - resigned 18.12.99
           D Scanlan                                  - appointed 24.8.98
                                                      - resigned 18.12.99
           R Pellew                                   - appointed 25.8.99
                                                      - resigned 18.12.99
           J Tubbs                                    - appointed 18.12.99
           B Lerner                                   - appointed 18.12.99

           The directors holding office at 31 December 1999 did not hold any beneficial interest in the issued share capital of the company at date of appointment or 31 December 1999.

           STATEMENT OF DIRECTORS' RESPONSIBILITIES
           Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

           - select suitable accounting policies and then apply them consistently;
           - make judgements and estimates that are reasonable and prudent;

           - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

           The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

           AUDITORS
           The auditors, Orr Shotliff, will be proposed for re-appointment in accordance with Section 385 of the Companies Act 1985.

                           Internet Protocols Limited

                             Report of the Directors
                for the Period 24 August 1998 to 31 December 1999

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:

-------------------------------
N J V Le Seelleur - SECRETARY

Dated:

                           Internet Protocols Limited

                  Report of the Auditors to the Shareholders of
                           Internet Protocols Limited

           We have audited the financial statements on pages five to eleven which have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective March 1999), under the historical cost convention and the accounting policies set out on page eight.

           Respective responsibilities of directors and auditors
           As described on page two the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

           Basis of opinion
           We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

           We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

           Opinion
           In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 1999 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.



           Orr Shotliff
           Chartered Accountants
           Registered Auditor
           Stuart House
           55 Catherine Place
           London
           SW1E 6DY                                     Dated:

                           Internet Protocols Limited

                             Profit and Loss Account
                for the Period 24 August 1998 to 31 December 1999

                                             Notes                  (pound)

            TURNOVER                                                     18,115

            Cost of sales                                                84,122
                                                                    ------------

            GROSS LOSS                                                  (66,007)

            Administrative expenses                                   1,545,119
                                                                    ------------

            OPERATING LOSS                       2                   (1,611,126)


            Interest payable and

            similar charges                                               2,895
                                                                    ------------

            LOSS ON ORDINARY ACTIVITIES

            BEFORE TAXATION                                          (1,614,021)

            Tax on loss on ordinary
            activities                           3                            -
                                                                    ------------

            LOSS FOR THE FINANCIAL PERIOD

            AFTER TAXATION                                           (1,614,021)
                                                                    ------------

            DEFICIT CARRIED FORWARD                           (pound)(1,614,021)
                                                                    ============


                The notes form part of these financial statements

                           Internet Protocols Limited

                 Statement of Total Recognised Gains and Losses
               for the Period 24 August 1998 to 31 December 1999

                                                                        (pound)

           LOSS FOR THE FINANCIAL PERIOD                           (1,614,021)
           Revaluation in year                                        282,000
                                                                  ------------

        TOTAL RECOGNISED GAINS AND LOSSES

           RELATING TO THE PERIOD                           (pound)(1,332,021)
                                                                  ============



                The notes form part of these financial statements

                           Internet Protocols Limited

                                  Balance Sheet
                                31 December 1999

                                     Notes     (pound)         (pound)
      FIXED ASSETS:

      Tangible assets                    4                         563,493

      CURRENT ASSETS:

      Debtors                            5       1,425,734
      Cash at bank and in hand                     313,165
                                               ------------

                                                 1,738,899

      CREDITORS: Amounts falling

      due within one year                6         453,104
                                               ------------

      NET CURRENT ASSETS:                                        1,285,795
                                                               ------------

      TOTAL ASSETS LESS CURRENT

      LIABILITIES:                                               1,849,288

      CREDITORS: Amounts falling

      due after more than one year       7                          14,908
                                                               ------------

                                                                (pound)1,834,380

                                                               ============


      CAPITAL AND RESERVES:

      Called up share capital           10                           1,213
      Share premium                     11                       3,165,188
      Revaluation reserve               12                         282,000
      Profit and loss account                                   (1,614,021)
                                                               ------------

      EQUITY SHAREHOLDERS' FUNDS                          (pound)1,834,380
                                                               ============


           These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective March 1999).

           ON BEHALF OF THE BOARD:

           ...............................
            - DIRECTOR

           Approved by the Board on ........................


                The notes form part of these financial statements

                           Internet Protocols Limited

                        Notes to the Financial Statements
                for the Period 24 August 1998 to 31 December 1999

           1.     ACCOUNTING POLICIES

                  Accounting convention

                  The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective March 1999).

                  Turnover

                  Turnover represents net invoiced sales of goods, excluding value added tax.

                  Tangible fixed assets

                  Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life or, if held under a finance lease, over the lease term, whichever is the shorter.

                  Computer equipment        - 33% on cost

                  Hire purchase and leasing

                  Assets obtained under hire purchase contracts or finance leases are capitalised in the balance sheet. Those held under hire purchase contracts are depreciated over their estimated useful lives. Those held under finance leases are depreciated over their estimated useful lives or the lease term , whichever is the shorter.

                  The interest element of these obligations is charged to the profit and loss account over the relevant period.

                  Rentals paid under operating leases are charged to the profit and loss account evenly over the period of the lease.

           2.     OPERATING LOSS

                  The operating loss is stated after charging:

                                                                         (pound)
                  Depreciation - owned assets                           542,867
                  Depreciation - assets on hire purchase contracts
                                 or finance leases                        6,043
                  Loss on disposal of fixed assets                      554,303
                  Auditors' remuneration                                  2,500
                                                                       =========


                  Directors' emoluments                                   2,917
                                                                         =======


           3.     TAXATION

                  No liability to UK corporation tax arose on ordinary activities for the period.

                           Internet Protocols Limited

                        Notes to the Financial Statements
                for the Period 24 August 1998 to 31 December 1999

           4.     TANGIBLE FIXED ASSETS
                                                                     Computer
                                                                     equipment
                                                                  --------------

                                                                       (pound)
                  COST:

                  Additions                                           1,993,400
                  Disposals                                            (880,997)
                                                                    ------------

                  At 31 December 1999                                 1,112,403
                                                                    ------------

                  DEPRECIATION:

                  Charge for period                                     548,910
                                                                       ---------

                  At 31 December 1999                                   548,910
                                                                       ---------

                  NET BOOK VALUE:

                  At 31 December 1999                                   563,493
                                                                       =========


                  Fixed assets, included in the above, which are held under hire purchase contracts or finance leases are as follows:

                                                                       Computer
                                                                       equipment
                                                                   -------------

                                                                         (pound)
                  COST:

                  Additions                                               26,794
                                                                          ------

                  At 31 December 1999                                     26,794
                                                                          ------

                  DEPRECIATION:

                  Charge for period                                        6,043
                                                                          ------

                  At 31 December 1999                                      6,043
                                                                          ------

                  NET BOOK VALUE:

                  At 31 December 1999                                     20,751
                                                                          ======


           5.     DEBTORS: AMOUNTS FALLING
                  DUE WITHIN ONE YEAR

                                                                        (pound)

                  Value Added Tax                                         35,638
                  Prepayments and Accrued Income                          96,024
                  Due from Holding Company                             1,294,072
                                                                       ---------
                                                                       1,425,734
                                                                       =========

                           Internet Protocols Limited

                        Notes to the Financial Statements
                for the Period 24 August 1998 to 31 December 1999

           6.     CREDITORS: AMOUNTS FALLING
                  DUE WITHIN ONE YEAR

                                                                        (pound)
                  Bank loans and overdrafts                                6,857
                  Trade creditors                                         93,174
                  Finance lease liability
                  (secured)                                                9,786
                  Other creditors                                        336,037
                  Accrued Expenses                                         7,250
                                                                         -------
                                                                         453,104
                                                                         =======


           7.     CREDITORS: AMOUNTS FALLING
                  DUE AFTER MORE THAN ONE YEAR

                                                                        (pound)
                  Bank loans                                              11,646
                  Finance lease liability

                  (secured)                                                3,262
                                                                          ------

                                                                          14,908

                                                                          ======


           8.     OPERATING LEASE COMMITMENTS

                  The following payments are committed to be paid within one year:

                                                                         (pound)
                  Expiring:
                  Between one and five years                              95,424
                                                                          ======


           9.     SECURED DEBTS

                  The following secured debts are included within creditors:

                                                                         (pound)
                  Bank loans                                              18,503
                                                                          ======


           10.    CALLED UP SHARE CAPITAL

                  Authorised:
                  Number:         Class:       Nominal
                                                value:                  (pound)
                  200,000         Ordinary        1p                       2,000
                                                                         =======


                  Allotted, issued and fully paid:

                  Number:         Class:       Nominal
                                                 value:                  (pound)
                  121,348         Ordinary         1p                      1,213
                                                                         =======

                           Internet Protocols Limited

                        Notes to the Financial Statements
                for the Period 24 August 1998 to 31 December 1999

           10.    CALLED UP SHARE CAPITAL - continued

                  Upon incorporation, the authorised share capital was (pound)1,000 in (pound)1 Ordinary Shares. On 22 November 1999, an increase of (pound)1,000 was made in the authorised share capital to (pound)2,000. Also on 22 November 1999, the authorised share capital was split into 200,000 1p Ordinary shares.

                  1000 (pound)1 shares were issued during the year, for a total consideration of (pound)1,266,401. After the share capital split, a further 21,348 1p shares were issued for the consideration of (pound)1,900,000.

           11.    SHARE PREMIUM
                                                                         (pound)
                  Share premium on shares issued
                   in period                                           3,165,188
                                                                    ============


           12.    REVALUATION RESERVE
                                                                         (pound)
                  Revaluation in year                                    282,000
                                                                       =========


           13.    ULTIMATE PARENT COMPANY

                  The Ultimate parent company is Teltran International Inc, incorporated in the USA.

           14.    TRANSACTIONS WITH DIRECTORS

                  James Muschette, a director of the company, was paid (pound)32,041 during the time he was a director, for consultancy services.

                  Expenses of (pound)917 were paid on behalf of the company by D Scanlan, a director until 18 December 1999. Similarly, expenses of (pound)7,735 were paid by S Saad on behalf of the company, who ceased to be a director of the company on 18 December 1999. Expenses of (pound)5,126 were paid by N J V Le Seelleur, who remained a director of the company at the period end. These amounts are held as creditors of the company as at 31 December 1999.

           15.    RELATED PARTY DISCLOSURES

                  The Number Portability Company Limited, of which R Pellew and D Scanlan are directors, was paid (pound)9,048 for consultancy services during the period.

                  The Number Portability Company Limited also incurred expenses on behalf of the company of (pound)290,125. This is held as a creditor as at 31 December 1999.

                  Phillimore Finance Limited and Unicall Communications Limited, of which both N J V Le Seelleur and S A Saad are directors, incurred expenses on behalf of the company, of (pound)103 and (pound)32,040 respectively. These amounts are held as creditors as at 31 December 1999.

           16.    TRANSFER OF OWNERSHIP

                  On 18th December 1999, the entire share capital of the company was acquired by Teltran International Inc.

                           Internet Protocols Limited

                       Trading and Profit and Loss Account
                for the Period 24 August 1998 to 31 December 1999

                                                                (pound)         (pound)

                           Sales                                                 18,115

                           Cost of sales:

                           Rackspace rental and bandwidth        48,132
                           Sale and leaseback of
                           2 Portmaster 4's with Xylan

                           switch                                35,990
                                                               ----------
                                                                                 84,122

                                                                               ----------

                           GROSS LOSS                                           (66,007)

                           Expenditure:

                           Directors' remuneration                2,917
                           Social security                          312
                           Office salaries                        2,917
                           Social security                          312
                           Staff recruitment costs                9,000
                           Telephones                            14,010
                           Printing, Post and Stationery          4,630
                           Computer maintenance costs             9,684
                           Office administration costs            3,000
                           General Office Expenses                5,879
                           Auditors remuneration                  2,500
                           Legal and professional fees           28,001
                           Consultancy fees                     267,584
                           Advertising                           46,954
                           Entertainment                          3,099
                           Motor and travel expenses             15,735
                           Rent and rates                        22,952
                           Insurance                              1,820
                           Light, Heat and Power                    600
                                                              ----------


                                                                                  441,906


                                                                              ------------

                                                                                 (507,913)

                           Finance costs:

                           Bank Interest and Charges              2,107
                           Hire Purchase Interest                   788
                                                              ------------
                                                                                    2,895

                                                                              ------------

                                                                                 (510,808)

                           Depreciation:

                           Computer equipment                                     548,910
                                                                              ------------

                           Carried forward                                     (1,059,718)


       This page does not form part of the statutory financial statements

                           Internet Protocols Limited

                       Trading and Profit and Loss Account
                for the Period 24 August 1998 to 31 December 1999


                                                                                (pound)               (pound)
                           Brought forward                                                         (1,059,718)

                           Loss on disposal of fixed assets:

                           Computer equipment                                                         554,303
                                                                                                  ------------

                           NET LOSS                                                         (pound)(1,614,021)
                                                                                                  ============


       This page does not form part of the statutory financial statements